UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2021

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STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-56243	81-26246094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1) On June 11, 2021, Mr. Bobby Story resigned from his positions as Chief Financial Officer and Director of the Company. The Company had no disagreements with Mr. Bobby Story. Mr. Bobby Story has decided to retire.

(c) On June 11, 2021, the Company filled the vacancies related to Mr. Bobby Story’s resignation (see 5.02 (a)(1) above). The Board of Directors appointed Mr. Brian Krogol as Chief Financial Officer and Director of the Company. A copy of Mr. Brian Krogol’s business experience and background was included in the Company’s most recent Form 10-K filed on March 31, 2021 and is incorporated here by reference. The Company has not entered into any material plan, contract, or arrangement in connection to this appointment.

(e) On June 11, 2021, the Company issued 175,000 of authorized warrants for the purchase of common stock (the “Class W4A Warrants”). The 175,000 Class W4A warrants are issued at $.001 Par Value and exercisable at a strike price of $4.00 for a period of five (5) years. The Class W4A Warrants were issued on June 11, 2021, to designated Officers, Directors, and Consultants (the “Recipients”) with a total fair value of $9,275 on the grant date. The warrants vested immediately.

Mr. Bobby Story, Chief Financial Officer and Director, and Dr. Mark Kutner, Director, each received 50,000 Class W4A Warrants as compensation for services rendered.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Shares, Warrant Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

A copy of the form of Warrant is attached hereto as an exhibit. This summary description does not purport to be complete and is qualified in its entirety by reference to the form of Warrant, which are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant issued by the Company to the Recipients

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: June 11, 2021	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant issued by the Company to the Recipients

4